EXHIBIT 10.1

                               OPERATING AGREEMENT
                                 OF FCNB, L.L.C.


         This Agreement is entered into as of December 15, 1998, among the Organizers (as defined below) of a proposed new bank to be located in the Martinsville area of Virginia (the "Bank").

                                    RECITALS

         1. The undersigned organizers of the Bank, and those who may hereafter join in the execution of this agreement as additional organizers of the Bank at the invitation of the original organizers (collectively, the "Organizers"), all acting as members of FCNB, L.L.C. (the "venture"), having agreed to join together for the purpose of preparing and filing an application with the Virginia Bureau of Financial Institutions (the "Bureau") or with the U.S. Comptroller of the Currency (the "OCC") to organize the Bank and, if deemed desirable, with the Board of Governors of the Federal Reserve System to qualify a holding company for the Bank.

         2. The Organizers have agreed, acting as members of the venture, to underwrite the organizational and pre-opening expenses of the Bank and holding company, if deemed desirable, which are to be reimbursed out of the proceeds of the initial capitalization of the Bank or holding company, as the case may be.

         3. The Organizers desire to divide among themselves responsibility for payment of such expenses in the event the proposed organization of the Bank is unsuccessful.

                             STATEMENT OF AGREEMENT

         In consideration of the premises, the Organizers hereby agree as follows:

         1. Each of the Organizers shall contribute $10,000 to an organizational expense fund to be maintained by a treasurer elected by the Organizers. The treasurer shall be elected by a majority of the votes cast by the Organizers, with each Organizer casting one vote for each dollar that he has contributed to the venture, except that no Organizer shall receive a vote for any dollar contributed in excess of the contribution requested of such Organizer by the venture. From time to time upon receiving at least three business days notification from the treasurer, each of the Organizers will promptly contribute additional funds to the venture for the purpose of paying organizational expenses up to an aggregate amount so contributed not to exceed the dollar amount set out beside his name below. In addition, each of the Organizers shall execute a line of credit to be established by the venture, with each Organizer assuming a pro rata portion of the liability under the line of credit based on such Organizer's share of the total commitments of all the Organizers to purchase stock as indicated below. The total liability of all Organizers pursuant to the line of credit and the cash contributions together shall not exceed $600,000, unless the Organizers by unanimous vote elect to raise the ceiling. Organizational expenses shall not be incurred or committed if the total amount at any time so incurred or committed together with those previously paid shall exceed the ceiling established pursuant hereto.

         2. The treasurer shall keep accurate books of account of his collections and expenditures, and shall expend organizational funds only for filing fees, legal and other professional and consulting fees, option or earnest money on property selected for the Bank's premises, and other expenses incidental to the organization and planning of the Bank and the holding company, if one is organized to acquire and own the capital stock of the Bank. The books of account maintained by the treasurer shall be open to inspection by any Organizer at any reasonable time, and the treasurer shall furnish monthly reports of his collections and expenditures to the Organizers.

         3. It is contemplated that upon preliminary approval by the Bureau or the OCC of the application to organize the Bank or sooner as may be required by law or appropriate regulatory authorities, the initial capitalization will be accomplished through a public offering of common stock of the Bank or the holding company. Upon completion of the offering, it is contemplated that the holding company or Bank will promptly reimburse the venture for the organizational expenses advanced by it, and the venture shall then promptly make pro rata distribution to the Organizers.

         4. The venture shall be managed by the Organizers as a group, with all business decisions (except as provided in paragraph 1 with respect to raising the ceiling on the total liability of Organizers) to be made by majority vote of the Organizers on the basis described in paragraph 1; provided that the Organizers may delegate, by majority vote, any such decision(s) specifically or generally to any person or persons as they may so choose and such decision(s) when so delegated and made shall be fully binding on the Organizers.

         5. Each of the Organizers contemplates that he will purchase a dollar amount of stock as is set out beside his name below. This is a non-binding statement of intent, and the stock of the Bank or holding company will be sold only pursuant to a prospectus to be published after the Bank has received preliminary approval to organize. If the application to organize does not receive regulatory approval, or if the offering of stock is not successful in raising the minimum capitalization required to open the Bank, or if the Organizers by majority vote (on the basis described in paragraph 1) elect to abandon the project, then the organizational expenses will be borne by the Organizers. In the event the project is unsuccessful or abandoned, the notwithstanding the provisions of paragraph 1, each Organizer will be responsible for his pro rata portion of all organizational expenses paid, plus those for which the Organizers have become liable, in the proportion that the commitment of each Organizer bears to the total commitments of all of the Organizers to purchase stock as indicated below. The amount of any deficit due the organizational expense fund or any surplus from the expense fund which may be reimbursed to the Organizers shall be computed by the treasurer and shall be promptly paid after rejection of the application or abandonment of the project.

         6. If any Organizer shall at any time determine to abandon the project, upon written notice to the treasurer of his decision he shall be entitled to a refund of any contribution made to the venture, provided that such refund shall be made at the same time that the other Organizers are reimbursed for their contributions. Such an abandoning Organizer shall remain liable for his pro rata portion of any loans (whether or not made prior to the notice of abandonment) made under a line of credit established prior to the treasurer's receipt of the notice of abandonment described above, except to the extent that the institution issuing the line of credit and the remaining Organizers agree to release such Organizer from liability for loans made after receipt of such notice. In addition, if the Organizers are not fully reimbursed for their contributions, an abandoning Organizer shall be entitled to a refund of a pro rata portion of his contributions based on such Organizer's share of the total commitments of all the Organizers to purchase stock as indicated below. If the Organizers are required to contribute additional funds to satisfy the line of credit, any abandoning Organizer shall be required to contribute additional funds to satisfy such Organizer's liability under the line of credit to the extent the abandoning Organizer remains liable as described above.

         7. This Agreement may be executed by the Organizers in two or more counterparts, each of which shall be an original but all of which shall constitute one and the same instrument.

         8. This Agreement will remain open for execution by additional Organizers who are invited to join the venture by the unanimous consent of the existing Organizers.

         9. This Agreement shall be governed by Virginia law (excluding only Virginia conflict of law principles) and each party hereto waives any objection to personal jurisdiction or venue with respect to any action or suit which may be brought based in whole or part on this Agreement in any state or federal court located in Virginia.

         10. Except as provided in this Agreement, no Organizer shall be required under any circumstances to contribute or lend any money to the venture.

         IN WITNESS WHEREOF, the Organizers have executed this Agreement as of the date first written above.


Name and Address                            Date                       Anticipated Stock Purchase
(Telephone Number)

Morton W. Lester                            12-22-98                   $100,000
P. O. Box 3747
Martinsville, VA 24115                                                 ---------------------------
(540) 638-8783                                                         (Signature)

J. E. Bassett, Jr.                          12/15/98                   $100,000
Box 550
Bassett, VA 24055                                                      ---------------------------
(540) 629-2677                                                         (Signature)

G. R. Nelson, Jr.                           1/14/99                    $100,000
P. O. Box 587
Bassett, VA 24055                                                      ---------------------------
(540) 629-2521                                                         (Signature)

Milford A. Weaver                           1/14/99                    $40,000
Box 215
Collinsville, VA 24078                                                 ---------------------------
(540) 647-3804                                                         (Signature)

Jimmie R. Mills                             1/14/99                    $50,000
7416 Va. Ave.
Bassett, VA 24055                                                      ---------------------------
(540) 629-3366                                                         (Signature)

Patricia E. Bassett                         Resigned                   $100,000
P. O. Box 110
Galax, VA 24333                                                        ---------------------------
(540) 236-2382                                                         (Signature)

Roxanne B. Miller                           1/14/99                    $60,000
P. O. Box 549
Bassett, VA 24055                                                      ---------------------------
(540) 629-5200                                                         (Signature)

Elbert H. Wampler                           Resigned                   $100,000
P. O. Box 189
Bassett, VA 24055                                                      ---------------------------
                                                                       (Signature)

                                       4

Spencer W. Morten, Jr.                      Resigned                   $100,000
P. O. Box 2052
Hobe Sound, FL  33475
_________________                                                      ---------------------------
                                                                       (Signature)

Mervyn R. King                              12/18/98                   $100,000
P. O. Box 126
Fieldale, VA 24089                                                     ---------------------------
(540) 673-3925                                                         (Signature)

C. R. McCullar                              12/18/98                   $100,000
5401 Flintlock Lane SW
Roanoke, VA 24014                                                      ---------------------------
                                                                       (Signature)

Jesse D. Cahill Sr.                         1/14/99                    $100,000
440 Murphy Rd
Collinsville, VA 24078                                                 ---------------------------
                                                                       (Signature)

Joe C. Philpott                             1/14/99                    $25,000
1041 Philpott Drive
Bassett, VA 24055                                                      ---------------------------
                                                                       (Signature)

Patricia Brammer                            ___________                $50,000
Cambridge Rd.
Bassett, VA 24055                                                      ---------------------------
(Portland) (503)-263-2468                                              (Signature)

Douglas Riddle                              ___________                $50,000
910 Mulberry Rd
Martinsville, VA 24112                                                 ---------------------------

                                                                       (Signature)

                                       5